                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             Community Bancorp Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                             COMMUNITY BANCORP INC.
                            130 WEST FALLBROOK STREET
                               FALLBROOK, CA 92028
                                 (760) 723-6001



April 17, 2000



Dear Shareholder:

You are cordially invited to attend our Annual Meeting of Shareholders of Community Bancorp Inc. to be held on Wednesday, May 31, 2000 at The Grand Tradition, 1602 South Mission Road in Fallbrook.

At this year's meeting, you will be asked to vote for seven persons to be elected as the Board of Directors. The enclosed notice of meeting and proxy statement list the nominees. We urge you to read this information carefully.

THE BOARD OF DIRECTORS RECOMMEND THAT YOU VOTE FOR THE LIST OF NOMINEES ON THE ENCLOSED PROXY CARD.

In addition to the election of Board Members, we will report to you on Fallbrook National Bank's goals and results and will respond to questions from stockholders.

We hope you will be able to attend. HOWEVER, YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR ATTEND THE ANNUAL MEETING IN PERSON.

Cordially,



Thomas E. Swanson                           Granger Haugh
President and Chief Executive Officer       Chairman of the Board

                             COMMUNITY BANCORP INC.
                            130 West Fallbrook Street
                           Fallbrook, California 92028

                                   -----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 31, 2000
                                    6:00 P.M.

                                   -----------

TO THE SHAREHOLDERS OF
  COMMUNITY BANCORP INC.:

         THIS IS TO NOTIFY YOU that pursuant to its Bylaws and the call of its Board of Directors, Community Bancorp Inc. (the "Company") will hold its 2000 Annual Meeting of Shareholders (the "Meeting") at The Grand Tradition, 1602 South Mission Road, Fallbrook, California on Wednesday, May 31, 2000 at 6:00 p.m. local time for the purpose of considering and voting on the following matters:

         1. ELECTION OF DIRECTORS. To elect seven (7) persons to the Board of Directors of the Company to serve until the 2001 Annual Meeting of Shareholders. The Company has nominated the following persons for election:

                       Granger Haugh               Robert H.S. Kirkpatrick
                       E. Steve LeFevre            Philip D. Oberhansley
                       Corey Seale                 Thomas E. Swanson
                       Gary M. Youmans

         2. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

         You may vote at the Meeting if you were a shareholder of record at the close of business on April 3, 2000.

         In connection with nominations for directors, the Company's Certificate of Incorporation provides:

         "Nominations for election to the Board of Directors of the corporation may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Nominations, other than those made by the Board of Directors, shall be made in writing and shall be delivered or mailed to the president of the corporation, not less than 45 days nor more than 90 days prior to any meeting of stockholders called for the election of directors, provided, however, that if less than 45 days' notice of the meeting is given to stockholders, such nomination shall be mailed or delivered to the president of the corporation not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information: (i) the name and address of each proposed nominee; (ii) the principal occupation of each proposed nominee; (iii) the consent, in writing, of each nominee to serve, if elected; (iv) any other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;
         (v) the name and residence of the notifying stockholder, and (vi) the number of shares of capital stock of the corporation owned by the notifying stockholder. Nominations not made in accordance herewith shall be disregarded by the chairperson of the meeting, and upon his/her instructions, the inspectors of election shall disregard all votes cast for each such nominee."

         IT IS VERY IMPORTANT THAT YOU VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY. IF YOU DO NOT ATTEND THE MEETING, YOU MAY REVOKE THE PROXY PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE CORPORATE SECRETARY IN WRITING TO THAT EFFECT OR BY FILING A LATER DATED PROXY.

         IN ORDER TO FACILITATE THE PROVISION OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.


                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    L. Bruce Mills, Jr.
                                    SECRETARY

Dated: April 17, 2000

                             COMMUNITY BANCORP INC.
                                 PROXY STATEMENT


                                   THE MEETING


INFORMATION CONCERNING THE SOLICITATION

         You are receiving this Proxy Statement from Community Bancorp Inc. in connection with the solicitation of proxies by its Board of Directors for use at the Annual Meeting of Shareholders to be held at The Grand Tradition, 1602 South Mission Road, Fallbrook, California on May 31, 2000 at 6:00 p.m. local time (the "Meeting").

         You may vote at the Meeting if you were a shareholder of record on April 3, 2000. There were 2,536,981 shares of the Company's common stock, par value $0.625, outstanding and entitled to be voted on such date.

         You are entitled to one vote for each share you held, except that for the election of directors you have cumulative voting rights and you may vote as many votes as equals the number of shares you held multiplied by the number of directors to be elected. You may cast all your votes for a single candidate or distribute such votes among any or all of the candidates as you choose. The proxy holders are given, under the terms of the proxy, discretionary authority to cumulate votes on shares for which they hold a proxy.

         You have the power to revoke your proxy prior to its exercise. You may revoke your proxy

         - prior to the Meeting by delivering to the Secretary of the Company either a written instrument revoking the proxy or a duly executed proxy bearing a later date, or

         -        by attending and voting at the Meeting.

         The Inspectors of Election for the Meeting will count votes cast by proxy or in person at the Meeting. The Inspectors will treat abstentions and "broker non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self regulatory organization of which the broker or nominee is a member) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and "broker non-votes" will not be counted as shares voted for purposes of determining the outcome of any matter as may properly come before the Meeting.

         Unless otherwise instructed, the Inspectors of Election will vote each valid proxy, which is not revoked,

         -        "FOR" the Company's nominees for the Board of Directors

and, in the proxy holders' judgment, on such other matters, if any, which may properly come before the Meeting.

         The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. The Company will furnish copies of proxy materials to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the common stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which will be borne by the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of February 29, 2000, the Company knew of no person who owned more than five percent (5%) of the outstanding shares of its common stock except (i) as set forth in "Security Ownership of Management" or (ii) as described below.


NAME AND ADDRESS OF                                   AMOUNT AND NATURE OF         PERCENT
BENEFICIAL OWNER                                      BENEFICIAL OWNERSHIP         OF CLASS
----------------                                      --------------------         --------
Financial Institutions Partners, L.P. (1).......                  186,590             7.4%
Hovde Capital, Inc., General Partner
1826 Jefferson Place
Washington, DC 20036

Trust for the Fallbrook National Bank...........                  157,317             6.2%
Employee Stock Ownership Plan (2)
130 West Fallbrook Street
Fallbrook, California 92028


-----------

(1)      Based upon information provided by Financial Institutions Partners,
         L.P.

(2) The Trust holds the shares of Company common stock for the ultimate benefit of Fallbrook National Bank employees who participate in the Bank's Employee Stock Ownership Plan. At December 31, 1999, 7,007 shares were vested. The Trust receives instruction on the voting and acquisition/disposition of the shares from an administrative committee composed of three officers/employees of the Bank. Granger Haugh, Chairman of the Board, and Thomas E. Swanson, President, serve as the trustees for the Trust.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The Company has only one class of shares outstanding, common stock.

         The next table provides information as of February 29, 2000, concerning the equity ownership of the Company's directors/nominees, the Company's and Fallbrook National Bank's (the "Bank") executive officers, and its directors and executive officers as a group:


NAME AND ADDRESS(1)                                                                   AMOUNT AND NATURE OF               PERCENT
OF BENEFICIAL OWNER                       RELATIONSHIP WITH COMPANY/BANK             BENEFICIAL OWNERSHIP(2)           OF CLASS(3)
-------------------                       ------------------------------             -----------------------           -----------
Barbara C. Ernst.....................  Sr. Vice-President/Marketing Director                      1,603(4)                   *

Granger Haugh........................  Chairman of the Board                                    138,062(5)                5.3%

Robert H.S. Kirkpatrick..............  Director                                                   8,598(6)                   *

E. Steve LeFevre.....................  Director                                                  71,160(7)                2.8%

L. Bruce Mills, Jr...................  Sr. Vice-President/Chief Financial                         8,253(8)                   *
                                       Officer


Donald W. Murray.....................  Sr. Vice-President/Senior Credit                          24,225(9)                   *
                                       Officer

Philip D. Oberhansley................  Director                                                  3,474(10)                   *

Corey A. Seale.......................  Vice Chairman of the Board                               29,582(11)                1.2%

Thomas E. Swanson....................  President, Chief Executive Officer                      182,140(12)                6.8%
                                       and Director

Gary M. Youmans......................  Executive Vice-President                                 82,243(13)                3.2%

All directors and executive officers
   of the Bank as a group
   (10 persons)......................                                                          549,340(14)               19.2%


-----------

*        Less than 1%.

(1) The address for all persons listed is c/o Community Bancorp Inc., 130 West Fallbrook Street, Fallbrook, California, 92028.

(2) Unless otherwise indicated in these notes and subject to applicable community property laws and shared voting and investment power with a spouse, each director and executive officer listed above possesses sole voting power and sole investment power for the shares of the Bank's common stock listed.

(3) Includes shares of common stock subject to stock options exercisable within 60 days.

(4) Includes 1,103 shares of common stock subject to stock options exercisable within 60 days.

(5) Includes 67,733 shares held indirectly through a profit sharing trust and 66,397 shares of common stock subject to stock options exercisable within 60 days. Does not include shares held in the Trust for the Fallbrook National Bank Employee Stock Ownership Plan of which Mr. Haugh is one of the trustees.

(6) Includes 6,394 shares indirectly in a retirement trust for his benefit and 2,204 shares of common stock subject to stock options exercisable within 60 days.

(7) Includes 32,875 shares held in a retirement trust for his benefit, 11,073 shares held in a retirement trust for the benefit of his spouse and 16,705 shares of common stock subject to stock options exercisable within 60 days.

(8) Includes 6,048 shares held indirectly in a retirement trust for his benefit, and 2,205 shares of common stock options exercisable within 60 days.

(9) Includes 7,210 shares held indirectly in a retirement trust for his benefit and 16,905 shares of common stock subject to stock options exercisable within 60 days.

(10) Includes 3,254 shares of common stock subject to stock options exercisable within 60 days.

(11) Includes 2,976 shares held in a family trust and 25,504 shares of common stock subject to stock options exercisable within 60 days.

(12) Includes 36,802 shares held in a family trust, 13,030 shares held indirectly through a retirement trust for his benefit and 132,308 shares of common stock subject to stock options exercisable within 60 days. Does not include shares held in the Trust for the Fallbrook National Bank Employee Stock Ownership Plan of which Mr. Swanson is one of the trustees.

(13) Includes 10,107 shares held indirectly in a retirement trust for his benefit, and 61,911 shares of common stock subject to stock options exercisable within 60 days.

(14) Includes 328,496 shares of common stock subject to stock options exercisable within 60 days. Does not include shares held in the Trust for the Fallbrook National Bank Employee Stock Ownership Plan of which Mr. Haugh and Mr. Swanson are the trustees.



                      ELECTION OF DIRECTORS OF THE COMPANY



NOMINATIONS

         The Company's Certificate of Incorporation provide that the number of directors may be no less than three (3) and no more than twenty-five (25), with the exact number to be fixed by resolution of the Board. The Board has fixed the number at seven (7). Management has nominated the seven (7) persons set forth in the next table to serve as the Company's directors.

         Each director will hold office until the Company's next Annual Meeting of Shareholders and until his successor is elected and qualified.

         The proxy holders will vote all proxies for the election of the seven
(7) nominees listed below unless authority to vote for the election of any directors is withheld. The nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Abstentions and votes cast against nominees have no effect on the election of directors. If any of the nominees should unexpectedly decline or be unable to act as a director, their proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named below.

         The next table provides certain information as of February 29, 2000, with respect to those persons nominated by the Board of Directors for election as directors. The Company knows of no arrangements, including any pledge by any person of securities of the Company, the operation of which may, at a subsequent date, result in a change in control of the Company. There are no arrangements or understandings by which any of the directors of the Company were selected. There is no family relationship between any of the directors or executive officers.


NAME                                       AGE                                POSITION/BACKGROUND
----                                       ---                                -------------------
Granger Haugh........................      64 Chairman of the Board and Director of the Company since 1999.  Chairman of the Board of the Bank since 1997 and a Director of the Bank since 1988. President,
                                              International Enzymes, Inc.

Robert H. S. Kirkpatrick.............      50 Director of the Company since 1999. Director of the Bank since 1997. President and
                                              Chief Financial Officer, Rancon Real Estate (1989-1998). Consultant, Kirkpatrick &
                                              Co. (1999 - present).


E. Steve LeFevre.....................      66 Director of the Company since 1999. Director of the Bank since 1985. President,
                                              Mission Motors.

Philip D. Oberhansley................      41 Director of the Company since 1999. Partner, Cannon, Parks & Oberhansley (law firm).

Corey A. Seale.......................      42 Vice Chairman of the Board and Director of the Company since 1999.  Vice Chairman of the Board since 1998 and a Director of the Bank since 1996. Chief Executive Officer of Fallbrook Hospital.

Thomas E. Swanson....................      55 President, Chief Executive Officer and Director of the Company since 1999.
                                              President and Chief Executive Officer of the Bank since 1996 and a Director of the
                                              Bank since 1996. Prior to becoming President, Mr. Swanson was employed by the Bank as senior credit officer from 1992. Prior to that he had been a banker with another
                                              San Diego based community bank.

Gary M. Youmans......................      48 Director of the Company since 1999. Executive Vice President of the Bank since 1996.
                                              Director of the Bank since 1996. Mr. Youmans has been employed by the Bank since 1991.


         None of the Company's directors is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.



         The following is a brief account of the business experience for a minimum of five years of each non-director executive officer of the Company or the Bank in addition to their current positions.


NAME                                                                       POSITION/BACKGROUND
----                                                                       -------------------
Barbara C. Ernst.....................         Age: 53. Senior Vice President, Marketing Director of the Bank since
                                              November 1998. Prior to that, she was the owner of Ernst Marketing, a marketing consulting firm from 1993 to 1998.

L. Bruce Mills, Jr...................         Age: 43. Senior Vice President, Chief Financial Officer and Corporate
                                              Secretary of the Company since 1999.  Senior Vice President, Chief Financial
                                              Officer and Corporate Secretary of the Bank since June 1998. Prior to that, he was Executive Vice President and Chief Financial Officer for Life
                                              Financial Corporation (1997-1998) and Life Bank (1987-1998), a publicly traded thrift institution.

Donald Murray........................         Age: 42. Senior Vice President and Senior Lending Officer of the Bank since
                                              1996 and Vice President of the Bank from 1994. Prior to that, he was employed in various positions by Desert Community Bank.




COMMITTEES OF THE BOARD OF DIRECTORS

         During 1999, the Company's Board of Directors held nine (9) meetings.

         The Board of Directors has not established a nominating committee. The functions of the nominating committee are performed by the full Board of Directors.

         The Company had the following committees during 1999:

Name:                 Audit Committee
Members:              Messrs. Hiscock, Oberhansley, Seale, and Tucker
# of Meetings         4
Function:             oversees the Company's independent public
                      accountants, analyzes the results of internal and regulatory examinations and monitors the financial and accounting organization and reporting


         During 1999 all directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Company's Board of Directors and the number of meetings of the Company's committees on which they served.

COMPENSATION OF DIRECTORS

         Directors of the Company receive no compensation from the Company. Directors of the Bank receive fees of $800 for each Board of Directors meeting they attend, up to a maximum of fifteen (15) meetings during any one calendar year; provided that the directors are paid for one meeting missed for any reason and for meetings missed due to illness. Committee members additionally receive $200 per meeting attended except for Loan Committee members who receive $300 for Loan Committee meetings attended. The Chairman of the Board receives $1,000 for each meeting attended again up to fifteen (15) meetings per calendar year with one excused but paid for absence and excused but paid for meeting in the case of illness. Neither Mr. Swanson nor Mr. Youmans, employees of the Bank, receive any fees for attending Board of Director or Committee meetings. The total amount of fees paid to directors for attendance at Board and Committee meetings during 1999 was $110,700, of which $38,400 was deferred.

         On September 24, 1996, the Board of Directors adopted the Directors Indexed Fee Continuation Program which replaced all prior directors' benefit plans. As of December 31, 1996, Messrs. LeFevre, Crow, Tucker and Hiscock had completed the process in order to participate in the Plan. This plan provides for directors to receive a benefit upon retirement which is determined based on two factors.

         Fee Deferral: Directors may elect to defer up to $100,000 of cumulative directors fees. Such deferred fees are credited with a rate of interest equal to the average yield earned on the Bank's loan portfolio, minus 2%. Upon retirement, these fees are paid out as either a lump sum, or over a specified number of years. Pursuant to the terms of this Plan, Directors LeFevre, Hiscock and Tucker agreed to terminate existing Deferred Compensation Plan agreements with the Bank.


         Indexed Retirement Benefit: Directors are also entitled to receive a benefit equal to the after tax earnings of specific life insurance policies owned by the Bank, less a cost of funds expense equal to the after tax cost of the Bank's One Year Investment Instrument. The differential between these two instruments is held as an accrued liability balance and is payable to the director upon retirement provided the director retires with ten years of service. The Plan provides for a minimum retirement benefit of $8,000 per year, for three years. Thereafter, the benefit may fluctuate based on the relationship between the policy earnings and the cost of funds index. The benefit is payable for life. The Plan also provides participants with a death benefit which decreases each year. In April 1998, the Bank amended the plan for Messrs. Hiscock, and Crow to provide for a lifetime annual benefit of $8,000 per year.

         The accrued liability for each of these directors for all plans, which includes fee deferrals for prior years, as of December 31, 1998 was:
LeFevre-$81,927, Hiscock-$82,790, Tucker-$74,052 and Crow-$7,908. The cost incurred for 1999 excluding the deferred income was $17,760, which was offset by $33,368 in income earned on the insurance policies.

DIRECTOR STOCK OPTION AWARDS

         On March 17, 1999, each director received a stock option grant under the Bank's 1993 Stock Option Plan to purchase 1,050 shares of common stock. The options were granted at an exercise price of $7.86 per share and are exercisable for ten years.

         On February 17, 1999, Directors Kirkpatrick and Oberhansley received stock option grants under the Company's 1993 Stock Option Plan to purchase 10,500 and 10,500 shares, respectively, of common stock. The options were granted at an exercise price of $7.50 per share and are exercisable for ten years.

EXECUTIVE COMPENSATION

         The Company paid no compensation to its officers in 1999. Set forth below is the summary compensation accrued during 1999 to the six highest paid officers of the Bank who received total annual salary and bonus of more than $100,000 during 1999.

                           SUMMARY COMPENSATION TABLE


                                                                                          LONG TERM COMPENSATION
                                                                                 -----------------------------------
                                                ANNUAL COMPENSATION                       AWARDS             PAYOUTS
                                          -------------------------------        ------------------------    -------
              (a)                (b)      (c)          (d)            (e)           (f)            (g)         (h)           (i)
                                                                                               SECURITIES
                                                                     OTHER       RESTRICTED    UNDERLYING
                                                                    ANNUAL         STOCK        OPTIONS/       LTIP       ALL OTHER
           NAME AND                      SALARY       BONUS      COMPENSATION     AWARD(S)       SARS(#)     PAYOUTS    COMPENSATION
      PRINCIPAL POSITION         YEAR    ($)(1)      ($)(2)         ($)(3)           ($)            (4)         ($)         ($)(5)
      ------------------         ----    ------      ------         ------           ---            ---         ---         ------
Thomas E. Swanson                1999    164,000       16,740                          -                        -         3,060
   President and CEO             1998    159,000       33,670           -       33,670(6)                       -         2,648
                                 1997    119,000       75,000           -              -             -          -         2,903

Gary M. Youmans                  1999    109,000       49,829           -              -         1,050          -         3,270
   Executive Vice                1998    109,000       60,125                          -        38,370          -         3,513
      President                  1997    115,494       57,000           -              -             -          -         5,095

Dale Heyden                      1999     66,000      132,301           -              -             -          -         3,385
     Vice President              1998     66,000       59,768           -              -         3,032          -             -
                                 1997     66,000       73,491           -              -             -          -             -

L. Bruce Mills, Jr.              1999    120,996       25,013           -              -             -          -             -
     Senior Vice President       1998     71,382       15,488           -              -        11,025          -             -

Donald W. Murray                 1999    111,000       24,570           -              -        16,595          -         3,311
   Senior Vice President         1998    106,000       13,467           -       13,467(6)            -          -         2,516
                                 1997    101,000       23,750         325              -             -          -         3,630

Bob Sebastian                    1999     69,000       80,292           -              -             -          -         3,430
     Vice President              1998     60,000       92,692           -              -         2,756          -         4,434
                                 1997     60,000       71,749           -              -             -          -         3,801


-----------
(1) Amounts shown include cash and non-cash compensation earned and received, including monthly auto allowances.

(2) Amount shown as bonus payments were earned in the year indicated but not paid until the first quarter of the next fiscal year, except for Vice Presidents Heyden and Sebastian, in which case, they were paid in the year earned. Bonus payments for Mr. Youmans include commissions on originating SBA loans.

(3) No executive officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of each such officer's total annual salary and bonus. Amounts shown reflect the difference between the exercise price and the market value of options exercised during the year indicated.

(4) The Company (and prior to its existence - the Bank) has granted stock options to directors and to key, full-time salaried officers and employees of the Bank pursuant to two stock option plans (the "Plans" and the "1985 Plan" and "1993 Plan", respectively). The 1985 Plan has expired but options granted under such Plan remain outstanding and effective until their exercise or expiration. Options granted under the Plans are either incentive options or non-qualified options.

         Upon the formation of the Company, it adopted all options granted under the Plans and adopted the 1993 Plan. Options granted under the Plans become exercisable in accordance with a vesting schedule established at the time of grant. Vesting may not extend beyond ten years from the date of grant. Options become fully exercisable upon the sale, merger or consolidation of the Bank in which the Bank is not a survivor notwithstanding the vesting provisions under the Plans. Options granted under the Plans are adjusted to protect against dilution in the event of certain changes in the Company's capitalization, including stock splits and stock dividends. All options granted have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Options shown in table have been adjusted for the Company's 5% stock dividends on November 30, 1999 and December 12, 1998.

(5) Amounts shown reflect the amount of matching contributions made by the Bank pursuant to its 401(k) Plan.

(6) Means that the $33,670 (Swanson) and the $13,467 (Murray) were vested options earned, and resulted in the issuance of 15,238 options (Swanson) and 6,095 options (Murray) in February 1999.

OPTION GRANTS IN 1999

         Options granted during 1999 under the 1993 Plan to any of the officers set forth in the preceding table are as follows:

                            INDIVIDUAL GRANTS IN 1999


                                                      NUMBER                  PERCENT OF
                                                   OF SECURITIES            TOTAL OPTIONS             EXERCISE
                                                    UNDERLYING                GRANTED TO              OR BASE        EXPIRATION
NAME                                             OPTIONS GRANTED #        EMPLOYEES IN 1999         PRICE ($/SH)        DATE
----                                             -----------------        -----------------         ------------        ----
Swanson...................................                 15,238                   34.80%                 7.50       2/17/2009
                                                            1,050                    2.40%                 7.88       3/17/2009

Youmans...................................                  1,050                    2.40%                 7.88       3/17/2009

Heyden....................................                      -                        -                    -               -

Mills.....................................                      -                        -                    -               -

Murray....................................                  6,095                   13.92%                 7.50       2/17/2009
                                                           10,500                   23.98%                 7.02       1/20/2009

Sebastian.................................                      -                        -                    -               -


OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

         The following table sets forth certain information as of December 31, 1999 concerning unexercised options under the 1993 Plan for the officers set forth in the compensation table:


                      AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR, AND FISCAL YEAR-END OPTION/SAR VALUE



(a)                                                     (b)                  (c)              (d)                     (e)
                                                                                      NUMBER OF SECURITIES
                                                                                           UNDERLYING        VALUE OF UNEXERCISED
                                                                            VALUE         UNEXERCISED            IN-THE-MONEY
                                                 SHARES ACQUIRED ON       REALIZED      OPTIONS/SARS AT         OPTIONS/SARS AT
NAME                                                EXERCISE(#)            ($)(1)          FY-END(#)              FY-END ($)
----                                                -----------            ------          ---------              ----------
                                                                                          EXERCISABLE/           EXERCISABLE/
                                                                                         UNEXERCISABLE         UNEXERCISABLE(1)
                                                                                         -------------         ----------------
Swanson...................................             9,702               38,226           125,746/12,074      $37,509/12,270
Youmans...................................               -                    -             56,451/  9,870      $27,469/ 9,817
Heyden....................................               -                    -                607/  2,425      $     -/     -
Mills.....................................               -                    -              2,205/  8,820      $     -/     -
Murray....................................               -                    -              12,600/14,910      $ 7,240/ 4,908
Sebastian.................................               -                    -                552/  2,204      $     -/     -


-----------

(1) The aggregate value has been determined based upon the average of the bid and asked prices for the Company's Common Stock at exercise or year-end, minus the exercise price.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

         Effective January 1, 1998, the Bank entered into employment agreements with Thomas E. Swanson, its President and Chief Executive Officer, Gary M. Youmans, Executive Vice President and Donald W. Murray, Senior Vice President and Senior Credit Officer. Effective July 1, 1998, the Bank entered into an employment agreement with L. Bruce Mills, Jr., Senior Vice President and Chief Financial Officer. In general, these agreements provide for three year terms subject to an annual extension, such that the term of these agreements remain at three years. Base salaries for Messrs. Swanson, Youmans, Mills and Murray for 2000 have been established as $155,000, $105,000, $118,450 and $115,000, respectively. The agreements also provide for discretionary bonuses. If the executive officer is terminated prior to a "Change in Control" but without cause, such executive officer will be entitled to a lump sum payment equal to nine months of compensation (12 months in the case of Mr. Swanson) at the base salary rate then in effect. After a "Change in Control", a termination without cause or a "resignation with good reason" within 24 months of such "Change in Control" of the executive officer will result in such executive officer being entitled to a lump sum payment equal to 18 months of compensation (24 months in the case of Mr. Swanson) at the base salary rate then in effect. The agreements define a "Change of Control" as including (i) a transfer of control of the Bank,
(ii) any person becoming the beneficial owner of securities of the Bank representing 20% or more of the combined voting power of the Bank's outstanding securities, (iii) a change in the majority of directors of the Bank as a result of a contested election of directors, (iv) a merger, consolidation or sale of all or substantially all of the assets of the Bank, or (v) any change in the majority of the Board of Directors of the Bank during a two year period unless each new director is approved by two-thirds of the directors then in office who were directors at the beginning of such two year period.

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and ten percent or more shareholders of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of the Company's equity securities. Officers, directors and ten percent or more shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of ten percent or more of the Company's equity securities appear to have been met except Director and Bank Executive Vice President Youmans filed one report late relating to one transaction in the Company's common stock. This report was subsequently filed.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

         There have been no transactions, or series of similar transactions, during 1999, or any currently proposed transaction, or series of similar transactions, to which the Company or the Bank was or is to be a party, in which the amount involved exceeded or will exceed $60,000 and in which any director (or nominee for director) of the Company, executive officer of the Company, any shareholder owning of record or beneficially 5% or more of the Company's Common Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

INDEBTEDNESS OF MANAGEMENT

         The Bank has had, and expects in the future to have banking transactions in the ordinary course of its business with many of the Bank's directors and officers and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. Management believes that in 1999 such transactions comprising loans did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers of the Bank are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, and other federal laws and regulations.

                            PROPOSALS OF SHAREHOLDERS

         Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. Any such proposal to be included in the proxy statement for the Company's 2001 Annual Meeting of Shareholders must be submitted by a shareholder prior to December 18, 2000, in a form that complies with applicable regulation.

                          ANNUAL REPORT TO SHAREHOLDERS

         The Company's Annual Report to shareholders containing audited financial statements is included in this mailing to shareholders.

                          ANNUAL REPORT ON FORM 10-KSB

         COMMUNITY BANCORP INC. WILL PROVIDE YOU, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1999 ON FORM 10-KSB, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934. YOU MAY OBTAIN A COPY BY WRITING TO L. BRUCE MILLS, FALLBROOK NATIONAL BANK, 130 WEST FALLBROOK STREET, FALLBROOK, CA 92028.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, proxies solicited hereby will be voted in accordance with the judgment of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the Meeting in accordance with the terms of such proxies.


                                                     COMMUNITY BANCORP INC.


Fallbrook, California
April 17, 2000                                       By: L. Bruce Mills, Jr.
                                                         -------------------
                                                            SECRETARY

                     REVOCABLE PROXY-COMMUNITY BANCORP INC.
                   ANNUAL MEETING OF SHAREHOLDERS-MAY 31, 2000

         The undersigned shareholder(s) of Community Bancorp Inc. (the "Company") hereby appoints, constitutes and nominates E. Steve LeFevre, Granger Haugh and Corey Seale, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at The Grand Tradition, 1602 South Mission Road, Fallbrook, California on Wednesday, May 31, 2000 at 6:00 p.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1. ELECTION OF DIRECTORS. To elect the following seven (7) persons to the Board of Directors of the Company to serve until the 2001 Annual Meeting of Shareholders and until their successors are elected:

         Granger Haugh                               Robert H.S. Kirkpatrick
         E. Steve LeFevre                            Philip D. Oberhansley
         Corey Seale                                 Thomas E. Swanson
         Gary M. Youmans


/ /      FOR ALL NOMINEES LISTED ABOVE (EXCEPT AS MARKED TO THE CONTRARY)
/ /      WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE

A SHAREHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF SUCH NOMINEE.

2. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

         The Board of Directors recommends a vote FOR each of the foregoing proposals. If any other business is properly presented at the Annual Meeting, this Proxy shall be voted in accordance with the judgement of the proxy holders. THIS PROXY ALSO VESTS DISCRETIONARY AUTHORITY TO CUMULATE VOTES. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS USE.



                                  Date:
                                       -----------------------------------------


                                  ----------------------------------------------


                                  ----------------------------------------------
                                                 (Signatures(s)



                                  ----------------------------------------------
                                                Number of Shares

                                  I (We) will / /   will not / / attend the
                                  Annual Meeting in person

                                  NOTE: PLEASE SIGN YOUR FULL NAME. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.